UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12

CAMBIUM LEARNING GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Cambium Learning Group, Inc.

17855 N. Dallas Parkway, Suite 400

Dallas, Texas 75287

(214) 932-9500

Dear Stockholder:

I would like to extend a personal invitation for you to join us at the Annual Meeting of Stockholders of Cambium Learning Group, Inc. (the “Company”) on Wednesday, May 21, 2014, at 8:30 a.m. (Central Time), at the Company’s offices located at 17855 N. Dallas Parkway, Suite 400, Dallas, Texas 75287.

At this year’s meeting, you will be asked to vote on

1.	the election of two Class II directors,

2.	an advisory vote on executive compensation,

3.	an advisory vote on the frequency of advisory votes on executive compensation,

4.	a resolution to adopt the Company’s Third Amended and Restated Certificate of Incorporation to allow the Board of Directors of the Company to set the number of directors and to declassify the board, and

5.	the ratification of the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Attached you will find a notice of meeting and proxy statement that contain additional information about these proposals and the meeting itself, such as the different methods you can use to vote your proxy, including the telephone and Internet.

We hope that you will find it convenient to attend the meeting in person. Whether or not you expect to attend in person, I encourage you to vote your shares to ensure your representation at the meeting and the presence of a quorum. If you do attend the meeting, you may withdraw your proxy if you wish to vote in person.

On behalf of the Board of Directors of the Company, I would like to express our appreciation for your continued support of Cambium Learning Group, Inc.

Sincerely,

/s/ Joe Walsh

Joe Walsh

Chairman of the Board

CAMBIUM LEARNING GROUP, INC.

17855 N. Dallas Parkway, Suite 400

Dallas, Texas 75287

(214) 932-9500

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 21, 2014

To the Stockholders of Cambium Learning Group, Inc.:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Cambium Learning Group, Inc. (the “Company,” “we,” “our” or “us”). The Annual Meeting will be held at our offices at 17855 N. Dallas Parkway, Suite 400, Dallas, Texas 75287, on May 21, 2014, at 8:30 a.m., Central Time, for the following purposes, which are described more fully in the Proxy Statement accompanying this Notice of Annual Meeting:

1. To elect two Class II directors to each serve for a three-year term that expires at the 2017 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

2. To ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

3. To hold an advisory (non-binding) vote to approve the Company’s executive compensation.

4. To hold an advisory (non-binding) vote on the frequency of future stockholder advisory votes to approve the Company’s executive compensation.

5. To hold a vote on the Company’s Third Amended and Restated Certificate of Incorporation to give the Board of Directors of the Company the authority to modify the number of directors and declassify the Board of Directors of the Company.

6. To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

For a period of at least 10 days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available and open to the examination of any stockholder for any purpose relating to the Annual Meeting during normal business hours at our principal executive offices located at 17855 N. Dallas Parkway, Suite 400, Dallas, Texas 75287.

By Order of the Board of Directors,

/s/ Todd W. Buchardt

Todd W. Buchardt

Secretary and General Counsel

Dallas, Texas

            , 2014

YOUR VOTE IS IMPORTANT!

ALL STOCKHOLDERS OF RECORD AS OF MARCH 24, 2014, ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE BY INTERNET, BY TELEPHONE, OR, IF YOU RECEIVED PER YOUR REQUEST A PAPER COPY OF OUR PROXY MATERIALS, COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES OR CANADA. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING AND YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.

Page
QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE ANNUAL MEETING	1
Who is entitled to attend the meeting?	1
Who is entitled to vote at the meeting?	1
How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?	1
How can I vote my shares without attending the meeting?	2
How can I vote my shares in person at the meeting?	2
Can I change my vote?	2
What vote is required to approve each item and how are abstentions treated?	2
What happens if additional matters are presented at the meeting?	4
Who is soliciting my vote and who will bear the costs of this solicitation?	4
What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?	5
SECURITIES OWNERSHIP	5
Security Ownership of Certain Beneficial Owners and Management	5
Section 16(a) Beneficial Ownership Reporting Compliance	7
CORPORATE GOVERNANCE AND BOARD MATTERS	8
Board Structure	8
Director Independence	8
Board Leadership Structure	8
Risk Oversight	8
“Controlled Company” Status	8
Committees of the Board	9
Board and Committee Meetings	10
Director Attendance at Stockholders’ Meetings	10
Director Nomination Process	10
Director Compensation	11
Code of Ethics and Code of Conduct	12
Certain Relationships and Related Transactions	12
Stockholder Communications with the Board	12

REPORT OF THE AUDIT COMMITTEE	13

PROPOSAL ONE — ELECTION OF DIRECTORS	14
Director Nominees	14
Information about the Nominees	14
Board of Directors’ Recommendation	14
Information about the Directors and Executive Officers of the Company	15

i

ii

Cambium Learning Group, Inc.

2014 Proxy Statement — Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting.

GENERAL INFORMATION

(See pages 1 – 6)

Meeting: Annual Meeting of Shareholders

Date: Wednesday May 21, 2014

Time: 8:30 a.m., Central

Location: Cambium Learning Group, Inc. 17855 N. Dallas Parkway

Suite 400, Dallas, TX 75287

Record Date: March 24, 2014

Stock Symbol: ABCD

Exchange: NASDAQ

Common Stock Outstanding: 44.9 million shares

Registrar & Transfer Agent: Wells Fargo

State of Incorporation: Delaware

Year of Incorporation: 2009

Public Company Since: 2009

Corporate Website: www.cambiumlearning.com

Investor Relations Website:

http://cambiumlearning.investorroom.com

Annual Report:

http://cambiumlearning.investorroom.com/sec-filings

CORPORATE GOVERNANCE

(See pages 8 – 12)

Director Nominees: 2

Walter Bumphus

David Bainbridge

Director Term: 3 years

Director Election Standard: Plurality of votes cast

Standing Board Committees (Meetings in 2013)

Audit (9), Compensation (2),

Supermajority Voting Requirements: No

Corporate Governance Materials:

http://cambiumlearning.investorroom.com

OTHER ITEMS TO BE VOTED ON:

¡	Advisory Vote on Executive Compensation
¡	Advisory Vote on the Frequency of Advisory Votes on Executive Compensation
¡	Third Amended and Restated Certificate of Incorporation to allow the Board of Directors to set number of directors and to declassify the Board of Directors
¡	Ratification of Appointment of Whitley Penn LLP as Independent Registered Public Accounting Firm

CAMBIUM LEARNING GROUP, INC.

17855 N. Dallas Parkway, Suite 400

Dallas, Texas 75287

(214) 932-9500

PROXY STATEMENT

FOR

2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 21, 2014

This Proxy Statement is furnished by the Board of Directors of Cambium Learning Group, Inc., a Delaware corporation, in connection with the Company’s solicitation of proxies for use at our 2014 Annual Meeting of Stockholders to be held on Wednesday, May 21, 2014, beginning at 8:30 a.m., Central Time, at our offices located at 17855 N. Dallas Parkway, Suite 400, Dallas, Texas 75287, and at any postponements or adjournments thereof. This Proxy Statement contains important information regarding the Annual Meeting. Specifically, it identifies the matters upon which you are being asked to vote, provides information that you may find useful in determining how to vote and describes the voting procedures.

As used in this Proxy Statement:    the terms “we,” “our,” “us” and the “Company” each refer to Cambium Learning Group, Inc.; the term “Board” means our Board of Directors; the term “proxy materials” means this Proxy Statement, the proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 6, 2014; and the term “Annual Meeting” means our 2014 Annual Meeting of Stockholders.

We are sending the Notice of Internet Availability of Proxy Materials on or about April 11, 2014, to all stockholders of record at the close of business on March 24, 2014, the date fixed by the Board as the record date for the Annual Meeting (the “Record Date”).

Who is entitled to attend the meeting?	You are entitled to attend the meeting only if you owned our common stock (or were a joint holder) as of March 24, 2014 or if you hold a valid proxy for the meeting. You should be prepared to present photo identification for admittance to the Annual Meeting.

Please also note that if you are not a stockholder of record but hold shares in “street name” (that is, through a broker, bank, trustee or other nominee), you will need to provide proof of beneficial ownership as of March 24, 2014, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your broker, bank, trustee or other nominee, or other similar evidence of ownership.

Who is entitled to vote at the meeting?	Only stockholders who owned our common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting, and at any postponements or adjournments thereof.

How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?	The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock entitled to vote at the meeting will constitute a quorum. A quorum is required to conduct business at the meeting. The presence of the holders of our common stock representing at least 22,437,221 votes will be required to establish a quorum at the meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

How can I vote my shares without attending the meeting?	No matter how you hold shares of our common stock, you may direct how your shares are voted without attending the Annual Meeting. There are three ways to vote by proxy without attending the meeting.

By Internet — Stockholders who received a Notice may submit proxies over the Internet by following the instructions on the Notice. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

By Telephone — Stockholders of record may submit proxies by telephone by following the instructions on the Notice or the proxy card. You will need to have the three digit company number and the eleven digit control number that appears on your Notice or proxy card available when voting by telephone.

By Mail — Stockholders who requested and have received a paper copy of a proxy card or a voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

How can I vote my shares in person at the meeting?	Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank, trustee or other nominee that holds your shares, giving you the right to vote the shares. Even if you plan to attend the meeting, we recommend that you also submit your proxy card or voting instruction card as described above so that your vote will be counted if you later decide not to, or are unable to, attend the meeting.

Can I change my vote?	You may change your vote at any time prior to the vote at the meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Secretary prior to your shares being voted, or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked, unless you specifically so request.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or other nominee or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

What vote is required to approve each item and how are abstentions treated?	Assuming the existence of a quorum at the Annual Meeting, the vote required to approve each item of business and the method for counting votes is set forth below:

Election of Directors (Proposal 1). The election to the Board of two nominees will require the vote of the holders of a plurality of the shares represented in person or by proxy at a meeting at which a quorum is present. Abstentions and broker non-votes will not affect the election outcome.

Approval, on an Advisory Basis, of Our Executive Compensation (Proposal 2). We sometimes refer to this proposal as “Say-on-Pay.” For the approval of our executive compensation, the affirmative “FOR” vote of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval, which will be on an advisory (non-binding) basis. You may vote “FOR,” “AGAINST” or “ABSTAIN” for this item of business. If you “ABSTAIN,” your abstention has the same effect as a vote “AGAINST” this proposal. Broker non-votes will not have any effect on the vote for this proposal.

Approval, on an Advisory Basis, of the Frequency of Future Stockholder Advisory Votes to Approve Our Executive Compensation (Proposal 3). We sometimes refer to this Proposal as “Say on Frequency.” Stockholders will be able to specify one of four choices for this Proposal on the proxy card: “3 YEARS,” “2 YEARS,” “1 YEAR” or “ABSTAIN.” This advisory vote on the frequency of the vote on executive compensation requires the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote on the item. However, if none of the frequency options (1 year, 2 years or 3 years) receives the vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote thereon, the frequency option receiving the greatest number of votes (that is, a plurality of votes cast) will be considered the frequency recommended by the Company’s stockholders. In addition, pursuant to SEC rules, if a particular frequency option receives a majority of votes cast and we adopt that frequency, we may exclude from future proxy statements any stockholder proposal requesting that a different frequency be used. If you “ABSTAIN,” it will technically have the same effect as a vote “AGAINST” this proposal.

Approval of the Company’s Third Amended and Restated Certificate of Incorporation Allowing the Board to Set the Number of Directors and to Declassify the Board (Proposal 4). This will remove the classes of Directors (i.e., Class I, Class II, Class III) and thus the entire Board of Directors will be elected annually. Additionally, the amendment will allow the Board to set the number of directors to be between one and eleven directors with the current number at seven directors. The affirmative vote of at least a majority of all shares of common stock outstanding is required to approve the proposed Third Amended and Restated Certificate of Incorporation. If you “ABSTAIN,” your abstention has the same effect as a vote “AGAINST” this proposal. Broker non-votes also have the same effect as a vote “AGAINST” this proposal.

Ratification of Whitley Penn LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2014 (Proposal 5). The vote of the holders of a majority of the shares entitled to vote and represented in person or by proxy at a meeting at which a quorum is present is required to ratify the selection of Whitley Penn LLP as our independent registered public accounting firm for the fiscal year 2014 by the

Audit Committee of our Board of Directors. Abstentions will have the same effect as an “AGAINST” vote for this proposal. Broker non-votes will not have any effect on the vote for this proposal.

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you are a stockholder of record and you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” the election of all of the Company’s nominees to the Board and, “FOR” an advisory vote on the compensation of our named executive officers as descended in this proxy statement, “FOR” an advisory vote on our executive compensation to be held every three years, “FOR” a resolution to adopt the Company’s Third Amended and Restated Certificate of Incorporation to allow the Board of Directors of the Company to set the number of directors and to declassify the board, “FOR” the ratification of Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014, and in the discretion of the proxy holders on any other matters that may properly come before the Annual Meeting and at any postponements or adjournments of the meeting). If you are a street name holder or hold your shares with a broker and do not instruct your broker how to vote, your broker will vote your shares in its discretion on the proposal to ratify Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending in December 31, 2014. Your broker does not have discretion to vote your uninstructed shares on the other proposals.

What happens if additional matters are presented at the meeting?	Other than the five proposals described in this Proxy Statement, we are not aware of any business to be acted upon at the meeting. If you grant a proxy, the persons named as proxy holder, Barbara Benson, our Chief Financial Officer, and Todd Buchardt, our General Counsel, will have the discretion to vote your shares on any additional matters that may be properly presented for a vote at the meeting. If, for any unforeseen reason, any of our nominees for Class II Directors is not available as a candidate for director, the persons named as proxy holder will vote your proxy for such other candidate or candidates as may be nominated by our Board.

Who is soliciting my vote and who will bear the costs of this solicitation?	Your vote is being solicited by the Company at the direction of the Board, and the Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement. In addition to providing these proxy materials, our directors and employees may also solicit proxies in person, by telephone, by electronic mail or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We may also engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, banks, nominees and other institutional owners. The costs for such services, if retained, will not be material.

What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?	As a stockholder, you may be entitled to present proposals for action at a future meeting of stockholders, including director nominations.

Stockholder Proposals: For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting of stockholders to be held in 2015, the written proposal must be delivered to our Secretary at our principal executive offices at the address set forth on the cover of this Proxy Statement so that notice will be received by us no earlier than close of business on January 22, 2015, and no later than the close of business on February 21, 2015. Such proposal must comply with the proxy rules promulgated by the SEC in order to be included in our proxy statement and form of proxy related to the meeting. If notice of any stockholder proposal not eligible for inclusion in our proxy statement and form of proxy is given to us after February 21, 2015, then proxy holders will be allowed to use their discretionary voting authority on such stockholder proposal when the matter is raised at such meeting. In no event will the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws.

Nomination of Director Candidates: Stockholders may propose director candidates for consideration by our Board. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to our Secretary at the address of our principal executive offices set forth on the cover of this Proxy Statement. In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. In order to nominate a director, the stockholder must provide the information required by our bylaws, as well as a statement by the nominee consenting to being named as a nominee and to serve as a director if elected. In addition, the stockholder must give timely notice to our Secretary as described in “Stockholder Proposals” above.

Copy of Bylaw Provisions: For more information regarding stockholder proposal deadlines, please see Section 2.10 of our Bylaws. You may contact our Secretary at our principal executive offices as set forth on the cover of this Proxy Statement for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

SECURITIES OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table provides information relating to the beneficial ownership of our common stock as of the Record Date (which is March 24, 2014), by:

•	each stockholder known by us to own beneficially more than 5% of our outstanding common stock;

•

each of our executive officers named in the “Summary Compensation Table” on page 22 of this Proxy Statement (these executive officers are sometimes referred to herein as the “Named Executive Officers”);

•	each of our directors; and

•	all of our directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officers is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has the sole or shared voting power or investment power and any shares that the individual has the right to acquire within 60 days of March 24, 2014 (the Record Date) through the exercise of stock options, warrants or other convertible securities or any other right. Shares of our common stock that a person has the right to acquire within 60 days of the Record Date are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person or group (except with respect to the percentage ownership of all directors and executive officers as a group).

The number and percentage of shares beneficially owned is computed on the basis of shares of our common stock outstanding as of the Record Date. The information in the following table regarding the beneficial owners of more than 5% of our common stock is based upon information supplied by our principal stockholders or set forth in Schedules 13D and 13G filed with the SEC. The determination that there were no other persons, entities or groups known to the Company to beneficially own more than 5% of the Company’s outstanding common stock was based on a review of all statements and reports filed with the SEC with respect to the Company pursuant to Section 13(d) or 13(g) of the Exchange Act since the beginning of the prior fiscal year.

To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person or entity named in the table has sole voting and disposition power with respect to the shares set forth opposite such person’s or entity’s name. The address for those persons for which an address is not otherwise provided is c/o Cambium Learning Group, Inc., 17855 N. Dallas Parkway, Suite 400, Dallas, Texas 75287.

Name and Address of Beneficial Owner	Number of Shares of Commnon Stock Beneficially Owned		Percentage of Shares of Commnon Stock Outstanding(1)
5% Stockholders
VSS-Cambium Holdings III LLC	32,339,477	(2)	70.9%
c/o Veronis Suhler Stevenson 55 East 52nd Street, 33rd Floor New York, NY 10055
Directors and Executive Officers
David Bainbridge	32,339,477	(3)	70.9%
c/o Veronis Suhler Stevenson 55 East 52nd Street, 33rd Floor New York, NY 10055
Todd Buchardt	39,932	(4)	*
Walter Bumphus	29,358		*
John Campbell	140,204	(5)	*
Thomas Kalinske	48,030		*
Harold Levy	18,030		*
George Logue	83,750	(6)	*
Jeffrey T. Stevenson	32,339,477	(3)	70.9%
c/o Veronis Suhler Stevenson 55 East 52nd Street, 33rd Floor New York, NY 10055
Joe Walsh	—		*
All directors and officers as a group (12 individuals)	32,801,053	(7)	71.3%

*	Represents less than 1% of the outstanding shares of our common stock.

(1)	Ownership percentages are based on 44,874,440 shares of common stock of the Company outstanding as of March 24, 2014 (the Record Date for the Annual Meeting).

(2)	VSS-Cambium Holdings III, LLC, a Delaware limited liability company (“V-C Holdings III”), filed Amendment No. 3 to Schedule 13D with the SEC on December 11, 2013. According to the amended Schedule 13D, V-C Holdings III beneficially owned 32,339,477 shares of our common stock, with sole voting and dispositive power over such shares. These shares are comprised of: (i) 31,584,400 shares of common stock; and (ii) 755,077 shares of common stock underlying a common stock warrant (the “Warrant”) issued to V-C Holdings III pursuant to the terms of the Merger Agreement.

(3)	By virtue of their positions within Veronis Suhler Stevenson (“VSS”) and by virtue of VSS’ equity interest in V-C Holdings III, Messrs. Stevenson and Bainbridge each may be deemed to share investment and voting control with respect to the 32,339,477 shares of common stock owned by V-C Holdings III. See Note (2) above.

(4)	This number includes options to purchase 33,750 shares of our common stock which are currently exercisable or which will become exercisable within 60 days of March 24, 2014.

(5)	This number includes options to purchase 137,500 shares of our common stock which are currently exercisable or which will become exercisable within 60 days of March 24, 2014.

(6)	This number includes options to purchase 83,750 shares of our common stock which are currently exercisable or which will become exercisable within 60 days of March 24, 2014.

(7)	This number includes (i) options to purchase an aggregate of 355,833 shares of our common stock which are currently exercisable or which will become exercisable within 60 days of March 24, 2014; and (ii) an aggregate of 32,339,477 shares of common stock that may be deemed to be beneficially owned by each of Messrs. Stevenson and Bainbridge, including 755,077 shares issuable upon exercise of the Warrant.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and the beneficial owners of more than 10% of our registered equity securities to file reports of ownership and reports of changes in ownership with the SEC. Such reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, except for amendments to Dr. Bumphus’ Forms 3 and 4 that were amended due to administrative error, we believe that these persons complied with all the applicable filing requirements during our fiscal year ending December 31, 2013.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Structure

Our amended and restated certificate of incorporation provides that the Board shall consist of nine directors. Currently, the Company’s directors are David Bainbridge, Walter G. Bumphus, John Campbell, Thomas Kalinske, Harold O. Levy, Jeffrey T. Stevenson, and Joe Walsh. Our directors are divided into three classes — Class I, Class II and Class III — with three directors in each class. The directors in each class serve for staggered three-year terms. Messrs. Bainbridge and Bumphus are Class II directors whose terms will expire at our 2014 Annual Meeting of Stockholders. Each of these directors has been nominated for re-election to the Board. Messrs. Levy, Kalinske, and Walsh are Class I directors whose terms will expire at our 2016 Annual Meeting of Stockholders. Messrs. Stevenson and Campbell are Class III directors whose terms will expire at our 2015 Annual Meeting of Stockholders. The Board currently has one vacancy in each of the Class II and Class III classes.

Subject to approval, Proposal Four will amend the Certificate of Incorporation to allow the Board to set the number of directors to be between one and eleven and to also declassify the Board. If approved, the directors will, effective June 1, 2014, be elected annually for a term of one year.

Director Independence

Our Board has determined that each of Walter Bumphus, Thomas Kalinske, and Harold O. Levy satisfy the current “independent director” standards established by rules of The NASDAQ Stock Market LLC (“NASDAQ”) and, as to the members of the Audit Committee of our Board, the additional independence requirements under applicable rules and regulations of the SEC. Since the Company is a “controlled company” (as defined in NASDAQ Rule 5615(c)(2)), it is not required to have a majority of the Board comprised of independent directors. See “Controlled Company Status” below for additional information.

Board Leadership Structure

Joe Walsh serves as the Chairman of our Board and John Campbell serves as our Chief Executive Officer. We believe the separation of offices is beneficial because a separate Chairman (i) is able to provide the Chief Executive Officer with guidance and feedback on his performance, (ii) provides a more effective channel for the Board to express its views on management, and (iii) allows the Chairman to focus on stockholder interests and corporate governance while the Chief Executive Officer leads the Company’s strategy development and implementation. As Mr. Walsh has significant experience with companies engaged in the media and information industries, he is particularly well suited to serve as Chairman.

Risk Oversight

The Board has the ultimate oversight responsibility for the risk management process and regularly reviews issues that present particular risk to us, including those involving competition, customer demands, economic conditions, planning, strategy, finance, sales and marketing, products, information technology, facilities and operations, supply chain, legal and environmental matters and insurance. The Board further relies on the Audit Committee for oversight of certain areas of risk management. In particular, the Audit Committee focuses on financial and enterprise risk exposures, including internal controls, and discusses with management and the Company’s independent registered public accounting firm our policies with respect to risk assessment and risk management, including risks related to fraud, liquidity, credit operations and regulatory compliance, and advises the internal audit function as to overall risk assessment of the Company. The Board believes that this approach, supported by the separation of our senior leadership, provides appropriate checks and balances against undue risk-taking.

“Controlled Company” Status

The Company is a “controlled company” as defined in NASDAQ Rule 5615(c)(2) because V-C Holdings III holds more than 50% of the Company’s voting power. As a “controlled company,” the Company is not required to have a majority of its Board comprised of independent directors, a compensation committee comprised solely of independent directors or a nominating committee comprised solely of independent directors.

Committees of the Board

Overview.    Our Board has two standing committees: the Audit Committee and the Compensation Committee. The Board may, from time to time, establish other committees to facilitate the management of the Company or for any other functions it may deem necessary or appropriate. The Board may also create various ad hoc committees for special purposes. Committee membership will be decided by the Board members. The membership during the last fiscal year and the function of the Audit Committee is described below.

Audit Committee.    The current members of the Audit Committee are Thomas Kalinske (Chairman), Walter Bumphus, and Harold Levy. The Board has determined that each member of the Audit Committee meets the independence and financial literacy requirements of the NASDAQ rules and the independence requirements of the SEC. Mr. Kalinske, by virtue of his financial and investment experience gained as CEO of Knowledge Universe, Sega of America, Matchbox, Inc. and Mattel and through serving on other Boards of Directors, has been designated as the Audit Committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K.

The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of its financial statements. In this role, the Audit Committee monitors and oversees the integrity of the Company’s financial statements and related disclosures, the qualifications, independence, and performance of the Company’s independent registered public accounting firm, and the Company’s compliance with applicable legal requirements and its business conduct policies. The Audit Committee has authority to retain outside legal, accounting or other advisors as it deems necessary to carry out its duties and to require the Company to pay for such expenditures. The Audit Committee has a written charter, which was adopted by our Board in December 2009, a copy of which can be found on our website at www.cambiumlearning.com. The information on our website is not a part of this Proxy Statement. During 2013, the Audit Committee held nine meetings. The report of the Audit Committee appears on page 13 of this Proxy Statement.

Compensation Committee.    The Company is not required to have a Compensation Committee due to its status as a controlled company. The Board created the Compensation Committee that operates under a charter, which can be found on our website at www.cambiumlearning.com. The primary purpose of our Compensation Committee is to:

•	review and approve the compensation and benefits of our executive officers and key employees;

•	monitor and review our compensation and benefit plans;

•	administer our stock and other incentive compensation plans and programs and prepare recommendations and periodic reports to the Board of Directors concerning such matters;

•	prepare the Compensation Committee report required by SEC rules to be included in our annual report;

•	prepare recommendations and periodic reports to the Board as appropriate; and

•	handle such other matters that are specifically delegated to the Compensation Committee by our Board from time to time.

Messrs. Bainbridge and Levy serve on the Compensation Committee, and Mr. Levy serves as the chairman. Our Board of Directors has affirmatively determined that Mr. Levy meets the definition of “outside director” for the purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the definition of a “non-employee director” for the purposes of Section 16 of the Exchange Act and is an independent Director under NASDAQ rules.

Although Mr. Bainbridge is not an independent director under NASDAQ rules or the independence criteria of the SEC, NASDAQ rules permit one director who is not independent and is not a current officer or employee to be appointed to the compensation committee if the Board determines that such individual’s membership on the committee is required by the best interest of the Company and the shareholders, and such individual does not serve longer than two years. The Board believes Mr. Bainbridge’s membership is in the best interests of the Company and the shareholders because his vast experience and service on the boards of directors of numerous companies provides the compensation committee with access to information regarding business practices and strategies across several industries.

None of our executive officers serve on the compensation committee or board of directors of any other company of which any of the members of our Compensation Committee or any of our Directors is an executive officer.

Board and Committee Meetings

The Board held nine meetings during 2013 and took action by written consent on 2 occasions. Each director, except for Jeffrey Stevenson, attended at least 75 percent of the aggregate number of all meetings of the Board and of the committees of the Board on which he served that were held during 2013.

Director Attendance at Stockholders’ Meetings

We do not maintain a formal policy regarding director attendance at our annual stockholders’ meetings. The directors of the Company are encouraged to attend the Company’s annual stockholders’ meetings, and we expect that, absent compelling circumstances, our directors will attend our annual stockholders’ meetings in person or by telephone. Except for Mr. Stevenson, each of our directors attended the Company’s 2013 Annual Meeting of Stockholders, which was held on May 15, 2013.

Director Nomination Process

Nominations.    Our Board does not currently have a nominating committee or other committee performing a similar function, nor do we have any formal written policies outlining the factors and process relating to the selection of nominees for consideration for Board membership by the full Board and the stockholders. As previously discussed, we are considered a “controlled company” under NASDAQ Rule 5615(c)(2) and therefore are not required to have a nominating committee or to have a majority of our independent members recommend qualified nominees for consideration by the Board. The Board as a whole performs the functions that would typically be performed by a nominating committee.

Our Board believes that it is appropriate for us to not have a nominating committee because, in light of V-C Holdings III’s control of more than 50% of our voting power, it does not believe that a nominating committee would serve a meaningful purpose. Since there is no nominating committee, the Board does not have a nominating committee charter.

Director Qualifications.    While our Board has not established specific minimum qualifications for director candidates, the candidates for Board membership should have the highest professional and personal ethics and values, and conduct themselves consistent with our code of business conduct and ethics. While our Board has not formalized specific minimum qualifications that it believes must be met by a candidate in order for such candidate to be recommended by the Board, the Board believes that candidates and nominees must reflect a Board that is comprised of directors who (i) have broad and relevant experience, (ii) are of high integrity, (iii) have qualifications that will increase overall Board effectiveness and enhance long-term stockholder value, and (iv) meet other requirements as may be required by applicable rules, such as independence, financial literacy or financial expertise with respect to Audit Committee members.

Nomination of Director Candidates:    Stockholders may propose director candidates for consideration by our Board as well as nominate a director for election at our annual meeting. For more information please review the information provided in the question “What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” on Page 5 of this Proxy Statement.

Identifying and Evaluating Director Nominees.    Typically, new candidates for nomination to the Board are suggested by our directors or our executive officers, although candidates may initially come to our attention through professional search firms, stockholders or other persons. The Board carefully reviews the qualifications of any candidates who have been properly brought to its attention. Such a review may, in the Board’s discretion, include a review solely of information provided to the Board or may also include discussion with persons familiar with the candidate, an interview with the candidate or other actions that the Board deems proper. The Board will consider the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board. In evaluating the qualifications of the candidates, the Board considers many factors, including, without limitation, issues of character, judgment, independence, expertise, diversity of experience, length of service, and other commitments. The Board evaluates such factors, among others, and does not assign any particular weighting or priority to any of these factors. Candidates properly recommended by stockholders are evaluated by the Board using the same criteria as other candidates.

Director Compensation

Our current Board compensation program is as follows:

Non-Employee Directors.    A “Non-Employee Director” is any director who is neither an employee of the Company or any subsidiary of the Company, nor an Affiliated Director (as defined below). Each Non-Employee Director is entitled to (i) an annual retainer of $35,000, payable in cash (pro-rated for partial year service); and (ii) an annual award of restricted common stock of the Company valued at approximately $30,000, using the then-current stock price. The restrictions on the common stock award will lapse on the one year-anniversary of the grant date or upon a change in control of the Company. The common stock awards will be made under, and will be subject to, the Company’s 2009 Equity Incentive Plan (the “Equity Incentive Plan”). In 2013, our Non-Employee Directors were Thomas Kalinske, Harold O. Levy, and Walter Bumphus. For 2013 and 2014, the Board elected to convert the annual award of restricted stock to a cash payment equal to $30,000.

Affiliated Directors.    “Affiliated Directors” are directors who are employed by VSS. Each Affiliated Director is entitled to an annual retainer of $65,000, payable in cash (pro-rated for partial year service), in lieu of any annual equity compensation. The compensation payable to Affiliated Directors is required to be paid directly to VSS and not to the Affiliated Directors. In 2013, our Affiliated Directors were David Bainbridge and Jeffrey T. Stevenson.

Employee Directors.    An “Employee Director” is any director who is a current officer or employee of the Company or any subsidiary of the Company. Employee Directors do not receive any additional compensation for their service as members of either the Board or any committees of the Board. In 2013, our Employee Directors were John Campbell and Joe Walsh.

All directors are entitled to reimbursement for travel and lodging and other reasonable out-of-pocket expenses incurred by them in connection with their attendance at Board and/or Board committee meetings.

In addition to any other applicable compensation payable under the director compensation program outlined above, so long as the Chairman of the Board is an Affiliated Director, he or she will be entitled to an annual retainer of $70,000, payable in cash (pro-rated for partial year service). Also, members of the Audit Committee of the Board are entitled to receive an additional annual cash retainer of $7,000 and the Chairman of the Audit Committee is entitled to receive an additional annual cash retainer of $10,000. Non-Affiliated members of the Compensation Committee are entitled to receive an annual cash retainer equal to $2,000, and the Chairman of the Compensation Committee is entitled to receive an annual cash retainer equal to $5,000.

The table below sets forth the total compensation received by our Non-Employee Directors and Affiliated Directors in 2013.

Fees Earned and Paid in Cash ($)
Thomas Kalinske	82,000
Harold O. Levy	82,000
David Bainbridge	65,000
Walter G. Bumphus	65,000
Jeffrey T. Stevenson	65,000

Code of Ethics and Code of Conduct

We are committed to maintaining the highest standards of business conduct and ethics. Our Code of Business Conduct and Ethics (the “Code of Conduct”) and our Code of Ethics for Senior Financial Officers (the “Code of Ethics”) reflect our values and the business practices and principles of behavior that support this commitment. The Code of Ethics is intended to satisfy SEC rules for a “code of ethics” required by Section 406 of the Sarbanes-Oxley Act of 2002, and the Code of Conduct is intended to satisfy the NASDAQ listing standards requirement for a “code of conduct.” Both the Code of Ethics and the Code of Conduct are available on our website at www.cambiumlearning.com. We will post any amendment to the Code of Ethics or the Code of Conduct, as well as any waivers that are required to be disclosed by the rules of the SEC or NASDAQ, on our website. The information on our website is not a part of this Proxy Statement. Each of the Code of Ethics and the Code of Conduct also is available in print, free of charge, to any stockholder who requests a copy by writing to the Company at the following address: Cambium Learning Group, Inc., 17855 N. Dallas Parkway, Suite 400, Dallas, Texas 75287, Attention: Secretary.

Certain Relationships and Related Transactions

Review of Related Person Transactions

Our Board’s policy, as set forth in the Audit Committee’s charter, is that all transactions with related persons, as contemplated by Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), are subject to review and approval by our Audit Committee.

Transactions with Related Persons

Messrs. Stevenson and Bainbridge, directors of the Company, are a partner and managing director, respectively of VSS. Funds managed by VSS own a majority of the equity interests in the Company.

A consulting fee agreement was entered into between the Company and VSS, entitling VSS to the following fees:

•	a fee equal to 1% of the gross proceeds of any debt or equity financing by the Company; and

•	a fee equal to 1% of the enterprise value of any entities acquired or disposed of by the Company.

•

In March 2013, the Board approved an amendment to the consulting fee agreement that pays VSS an additional $70,000 per year for its oversight and assistance it provides the Company in a number of financial and operational areas.

These obligations will remain in effect until the earlier of the date on which VSS-Cambium Holdings III, LLC or funds managed by VSS cease to beneficially own at least 10% of the outstanding common stock of the Company or, unless the Company’s Audit Committee renews the consulting fee agreement, January 1, 2017.

In addition to serving as Chairman, Mr. Walsh is also an employee of the Company. For his services as Chairman and as an employee to the Company, Mr. Walsh will receive total annual compensation of $300,000.

Stockholder Communications with the Board

Stockholders wishing to communicate with the Board or with an individual Board member, including any non-management member of the Board, may do so by writing to the attention of the Board or to the particular Board member and mailing the correspondence to: Attention: Board of Directors (or name of Board member(s)), c/o Secretary, Cambium Learning Group, Inc., 17855 N. Dallas Parkway, Suite 400, Dallas, Texas 75287. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

REPORT OF THE AUDIT COMMITTEE

The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in those filings, except to the extent that the Company specifically incorporates the Report of the Audit Committee by reference therein.

The Audit Committee of the Board of Directors is currently comprised solely of independent directors meeting the requirements of applicable rules of the SEC and of the NASDAQ Capital Market. All members of the Audit Committee were appointed by the Board of Directors. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. As more fully described in the charter, the purpose of the Audit Committee is to provide general oversight of the Company’s financial reporting, integrity of financial statements, internal controls and internal audit functions.

The Audit Committee monitors the Company’s external audit process, including the scope, fees, auditor independence matters and the extent to which the Company’s independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee has responsibility for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. The Audit Committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of the Company’s financial, accounting and internal controls over financial reporting. In addition, the Audit Committee generally oversees the Company’s internal compliance programs. The Audit Committee members are not all professional accountants or auditors, and their function is not intended to duplicate or to certify the activities of management and the independent registered public accounting firm.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with applicable accounting standards, laws and regulations. The Company’s independent registered public accounting firm, Whitley Penn LLP, is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) (PCAOB) and expressing an opinion in its report on those financial statements.

The Audit Committee provides oversight, advice, counsel and direction to management and the independent registered public accounting firm on matters for which it is responsible based on the information it receives from management and the independent registered public accounting firm and the experience of its members in business, financial and accounting matters.

The Audit Committee reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2013, and met with both management and Whitley Penn LLP to discuss those financial statements and Whitley Penn LLP’s related opinion. Management and the independent registered public accounting firm have represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee has discussed with Whitley Penn LLP the matters required to be discussed by PCAOB Auditing Standard No. 16, Communications with Audit Committees.

The Audit Committee has also received and reviewed the written disclosures and the letter from Whitley Penn LLP required by applicable requirements of the PCAOB regarding Whitley Penn LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Whitley Penn LLP its independence.

Based on its review and the meetings, discussions and reports described above, and subject to the limitations of its role and responsibilities referred to above and in its charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2013, be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 to be filed with the SEC.

Members of the Audit Committee:

Thomas Kalinske, Chairman

Walter Bumphus

Harold O. Levy

PROPOSAL ONE

ELECTION OF DIRECTORS

Director Nominees

The Board has nominated David Bainbridge and Walter Bumphus for re-election as Class II directors. If re-elected to the Board, Messrs. Bainbridge and Bumphus would each hold office as a Class II director until our Annual Meeting of Stockholders to be held in 2017 and until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal. Provided however, if Proposal Four is approved, Messrs. Bainbridge and Bumphus will hold office until the Company’s meeting of shareholders held in 2015. Both Messrs. Bainbridge and Bumphus consented to be named as a nominee and, if elected, to serve as a director.

If any of the nominees named above is unable or unwilling to serve as a director, your proxy will be voted for such other person or persons as the Board may recommend. We do not anticipate that such an event will occur.

Information about the Nominees

Walter G. Bumphus.    Dr. Walter G. Bumphus has served as a director of the Company since May 2011. Dr. Bumphus has been the President and Chief Executive Officer of the American Association of Community Colleges (“AACC”) since January 2011. AACC is headquartered in the National Center for Higher Education in Washington, D.C. and is the primary advocacy organization for community colleges at the national level and works closely with the directors of state offices to inform and affect state policy. Prior to assuming the presidency of AACC, from 2007 to January 2011, Dr. Bumphus served as a professor in the Community College Leadership Program and as chair of the Department of Educational Administration at the University of Texas at Austin. In an educational career that spans over 30 years, Dr. Bumphus has worked as an administrator at a regional university, at a state system of community and technical colleges, and at four different community colleges.

Dr. Bumphus’ professional career has been focused on the education community for over 30 years. His experience in community and technical colleges provides the Company with a better understanding of the needs of students focused on post-secondary educational opportunities. Dr. Bumphus also assists us in better understanding understand certain legislative and regulatory challenges in providing products and services to schools.

David F. Bainbridge.    David Bainbridge has served as a director of the Company since April 2012. Mr. Bainbridge, a Managing Director at Veronis Suhler Stevenson, is responsible for sourcing, developing and monitoring private equity and mezzanine debt investments in the healthcare and education industries. Mr. Bainbridge is also a Director of Strata Decision Technology, Remedy Health Media, Infobase Learning, and Metschools and previously served on the board of Avatar International. Since joining VSS in 2003, he has also been active in the firm’s investments in Solucient, Executive Health Resources, and Gallo Holdings. Before joining VSS, Mr. Bainbridge spent 10 years as an investment banking professional, most recently with Berkery Noyes & Co., specializing in various information segments. Mr. Bainbridge is a graduate of Cornell University and an honors graduate of the Stern School of Business at New York University.

Mr. Bainbridge’s service in an array of positions within VSS, and his associated service on the boards of directors of multiple VSS portfolio companies, provides the Board with access to information regarding business practices and strategies across several industries. Mr. Bainbridge’s vast expertise regarding mergers and acquisitions and financing allows him to provide invaluable guidance to the Board and executive management regarding these matters. This continues to be very important to the Company, because we have implemented through the Mergers, and may continue to implement, a growth strategy that involves the acquisition of complementary businesses.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE TWO NOMINEES FOR CLASS II DIRECTOR LISTED ABOVE.

Information about the Directors and Executive Officers of the Company

The table below sets forth the names and ages of the current directors, including the nominees and the executive officers of the Company, as well as the position(s) and office(s) with the Company held by those individuals. A summary of the background and experience of each of those individuals is set forth after the table. No family relationship exists between any of the nominated directors or the executive officers of the Company.

Name	Age	Position(s)
DIRECTOR NOMINEES — CLASS II DIRECTORS (WHOSE TERMS EXPIRE IN 2014):
Walter G. Bumphus	66	Director, Member of the Audit Committee
David Bainbridge	42	Director, Member of the Compensation Committee
CONTINUING DIRECTORS — CLASS III DIRECTORS (WHOSE TERMS EXPIRE IN 2015):
John Campbell	53	Director and Chief Executive Officer
Jeffrey T. Stevenson	53	Director
CONTINUING DIRECTORS — CLASS I DIRECTORS (WHOSE TERMS EXPIRE IN 2016):
Harold O. Levy	61	Director and Chair of the Compensation Committee, Member of the Audit Committee
Thomas Kalinske	69	Director and Chair of the Audit Committee
Joe Walsh	50	Chairman of the Board
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:
Barbara Benson	43	Chief Financial Officer
Todd Buchardt	54	Senior Vice President Human Resources, General Counsel and Secretary
Paul Fonte	45	Chief Technology Officer
Carolyn Getridge	69	Senior Vice President Urban Development
George Logue	63	Executive Vice President and President, Voyager Sopris Learning

Continuing Directors — Class I

Harold O. Levy.    Harold O. Levy has served as a director of the Company since January 2010. He is a member of the Audit Committee and the Compensation Committee of the Board. Mr. Levy has been a Managing Director at Palm Ventures, LLC since 2009, where he concentrates on investments in education, regulated industries and allied fields. Prior to that, he was the Managing Director and Special Counsel at Plainfield Asset Management. He previously served as Executive Vice President and General Counsel at Kaplan, Inc., where he was a member of the Executive Team of Kaplan University and founded Kaplan University’s online School of Education. Mr. Levy was the New York City Schools Chancellor from 2000 to 2002; he created accountability metrics, started the Teaching Fellows Program for career changers and significantly improved reading and math scores.

From 1986 to 2000, Mr., Levy served in numerous legal, regulatory and management positions in the financial services industry. He was Director of Global Compliance of Citigroup, Inc., Associate General Counsel of Travelers Group, Inc., Litigation Counsel and Counsel to the Investment Bank of Salomon Brothers Inc., and Assistant General Counsel of Philipp Brothers, Inc. (Phibro) He has also served on the board of the Coffee, Sugar & Cocoa Exchange, Inc. and on the National Adjudicatory Council of Financial Industry Regulatory Authority.

Mr. Levy sits on the Presidential Advisory Council of the Teachers College (Columbia University), the National Dropout Prevention Center Board, the College Board’s Innovations Advisory Group, the Western

Association of Schools and Colleges Financial Task Force, and the boards of Pace University and Cogswell College. He has served on numerous governmental boards and committees, including the New York State Board of Regents and the US Department of Education’s Committee on Measures of Student Success.

Mr. Levy’s extensive experience in both the K-12 and online education marketplace provides us with guidance on addressing the needs of large schools districts and the conversion of print based materials to an online delivery platform. His work in the equity space provides us with guidance on merger and acquisition opportunities in the education market segments. His background in legal and compliance regulatory matters contributes to the Board’s expertise in these areas.

Thomas Kalinske. Thomas Kalinske has served as a director of the Company since February 2010. He is a member of the Audit Committee of the Board. Mr. Kalinske has been the Executive Chairman of Global Education Learning, a company focused on acquiring education companies in China that teach English creativity, critical thinking and math to children 2-7, since 2009. Mr. Kalinske also serves as Vice Chairman of the board of LeapFrog Enterprises, Inc. Mr. Kalinske’s history with LeapFrog dates back to September 1997, where he served as their CEO until June 2006, and was then the Chairman of the board of directors until February 2004. Prior to that, he served as the CEO of Knowledge Universe, Sega of America, Matchbox, Inc. and Mattel, Inc. Mr. Kalinske served on the board of directors of Blackboard, Inc. until December 2011, a University and K-12 enterprise software applications company; the board of directors of Kidzui, a safe children’s Internet search and education site; the board of directors of Genyous Omnitura, a cancer drug development company; is a member of the National Board of Advisors of the University Of Arizona School Of Business; and is an Emeritus member of the University Of Wisconsin School Of Business Advisors.

Mr. Kalinske has been a leader in a number of technology, toy and education ventures, and brings extensive experience in these areas to the Board. As noted, he has served as CEO of Mattel, a leading toy manufacturer and prominent public company, and has held both the CEO and Chairman roles at Leapfrog, a publicly traded company focused on designing, developing and marketing an array of technology-based learning platforms for infants and children. Among other things, Mr. Kalinske brings to the Board his extensive experience in the areas of technology, gaming and educational ventures; areas that align closely with the Company’s continuing focus on technology-based learning. His background in relevant industries and his long career of leadership as a director and as an officer of various companies, including a current directorship with a public company other than the Company, allows Mr. Kalinske to provide the Board with pertinent strategic and business insight.

Joe Walsh.    Joe Walsh has served as a director of the Company since March 2013. Mr. Walsh has been the Chairman and CEO of Walsh Partners, a private company founded in 2012, focused on investments and advisory services, since its inception. He was previously employed by Yellowbook Inc. from 1987 to 2011 and served as President and CEO, and as a member of the board of directors, from 1993 to 2011. At Yellowbook, Mr. Walsh led the company through a series of acquisitions, partnerships and new market launches. Mr. Walsh possesses substantial executive, business and operational experience relating to private equity ventures and complex mergers and acquisitions situations. In 1982, Mr. Walsh co-founded IYP Publishing, a company he sold to DataNational in 1985. He served as Vice President of Sales at DataNational until joining Yellowbook in 1987.

Mr. Walsh brings to the Board, among other things, significant insight into the development and implementation of a disciplined and effective growth strategy, evidenced by the consistent improvement of financial returns for the companies he has served. His long career of leadership in significantly growing and expanding companies and his involvement in reshaping the directory industry allow him to provide invaluable guidance that aligns closely with the Company’s continuing focus on growth and expansion of the Company’s products and platforms.

Continuing Directors — Class III

John Campbell.    John Campbell has served as a director since March 2013. Mr. Campbell has served as a Senior Vice President of the Company and the President of the CLT business unit since December 2009. Mr. Campbell served as Chief Operating Officer of Voyager Expanded Learning from January 2004 to December 2009. Before joining Voyager Learning Company, Mr. Campbell served as Chief Operating Officer and business unit head of a research-based reading company (Breakthrough to Literacy) within McGraw-Hill. Prior to joining Breakthrough/McGraw-Hill, he served as Director of Technology for a division of Tribune Education.

Additionally, Mr. Campbell has experience as General Manager of a software start-up (Insight) and as Director of Applications and Technical Support for a hardware manufacturer (Commodore International).

Mr. Campbell brings over 20 years of experience managing businesses in the educational K-12 market. He possesses substantial executive, business and operational experience relating to the Company and its affiliates and predecessor companies, having served in various senior management positions with Voyager and its affiliates since 2004. As the Company’s CEO and a member of the Board, Mr. Campbell has demonstrated leadership skills, business expertise and a commitment to the Company’s mission. Mr. Campbell brings to the Board the critical link between management and the Board, enabling the Board to perform its oversight function with the benefit of senior management’s perspective on our business.

Jeffrey T. Stevenson.    Jeffrey T. Stevenson has served as a director of the Company since the completion of the Mergers in December 2009. Mr. Stevenson is the Managing Partner and Co-Chief Executive Officer of VSS, a private equity fund with $2.5 billion of capital under management. Mr. Stevenson joined VSS in 1982, shortly after its formation, and has been the head of its private equity business since its first investment in 1989. VSS manages private equity and mezzanine funds dedicated to companies engaged in the media, communications and information industries. Mr. Stevenson currently serves as a director of substantially all of the private portfolio companies in which VSS has invested and serves on the investment committee for each of VSS’ investment funds.

As Managing Partner of a private equity fund with over $2.5 billion of capital under management, Mr. Stevenson has acquired extensive business, operating and investing expertise and has a diversified background of managing several companies, primarily in the media, communications and information industries. Mr. Stevenson has many years of experience as a private equity investor and serves on the boards of directors of substantially all of VSS’ portfolio companies. Mr. Stevenson has extensive experience in private investments and finance, and possesses considerable knowledge with respect to strategic business matters across several industries. As a result of these experiences and the insights he has gained in investments, financial management and other areas, Mr. Stevenson makes a significant contribution to the Board’s consideration of issues, including those relating to financial matters, operations and oversight of management.

Executive Officers

Barbara Benson.    Effective March 19, 2013, Barbara Benson became the Vice President and Chief Financial Officer for the Company. Prior to that date, Ms. Benson served as the Company’s Controller and Principal Accounting Officer since March 2010. From December 2009 to March 2010, Ms. Benson served as Controller of the Company. Ms. Benson joined Voyager in March 2007, as Controller of the Voyager Expanded Learning operating unit, and served as Controller and Principal Accounting Officer from February 2009 to December 2009. From 2004 until joining Voyager in March 2007, Ms. Benson held positions at Pegasus Solutions, Inc., a hotel technology provider of reservation, distribution, financial, and representation services, including Controller and Director of Financial Accounting and Reporting. Ms. Benson is a licensed Certified Public Accountant.

Todd Buchardt.    Todd Buchardt serves as Senior Vice President, General Counsel and Secretary of the Company, a position he has held since completion of the Mergers in December 2009. Mr. Buchardt assumed the role of Sr. Vice President of Human Resources in February 2013 and Sr. Vice President of Operations in March 2013. Mr. Buchardt joined Voyager in 1998 where he served as General Counsel and Secretary until March 2000, as Vice President until November 2002, and as Senior Vice President until December 2009. Before joining Voyager, Mr. Buchardt held various legal positions with First Data Corporation from 1986 to 1998. These positions include Counsel for Western Union Financial Services, General Counsel for First Image Management Company from June 1996 to April 1998.

John Campbell.    John Campbell. See narrative description under the caption, “Continuing Directors – Class III” above.

Carolyn Getridge.    Carolyn Getridge has served as the Company’s Senior Vice President of Urban Development since completion of the Mergers in December 2009. She joined Voyager in 1997 as a member of the team that launched the company after a distinguished 30-year career in public education. Immediately prior to joining Voyager, Ms. Getridge was Superintendent of the Oakland Unified School District. Ms. Getridge also served as Associate Superintendent of Curriculum and Instruction in Oakland and as Director of Education Programs for the Alameda (CA) County Office of Education.

George Logue.    George Logue has served as Executive Vice President and the President of Voyager Sopris Learning business segment since March 2013. Prior to that, Mr. Logue served as the President of the Sopris business unit, the Supplemental Solutions business unit of the Company, a position he has held since completion of the Mergers in December 2009. Mr. Logue previously served as the Executive Vice President of Cambium Learning, Inc., or CLI, from June 2003 to December 2009, and also has 30 years of education industry experience. Before joining CLI, Mr. Logue spent 18 years in various leadership roles with Houghton Mifflin Company. At Houghton Mifflin, Mr. Logue served as Executive Vice President of the School Division from 1996 to 2003. Prior to serving as Executive Vice President of Houghton Mifflin, Mr. Logue was Vice President for Sales and Marketing of Houghton Mifflin from 1994 to 1996.

Paul Fonte    Mr. Fonte has served as the Chief Technology Officer for the Company since March 2013. Prior to that date, Mr. Fonte served as the Vice President of Technology for Cambium Learning Technologies since the Mergers in December 2009. Mr. Fonte joined Voyager in 2003 as Senior Project Lead and was promoted to a number of positions within Voyager, including the Director of Technology where he served until December 2009. Mr. Fonte has over 20 years of professional experience developing and delivering software at all levels.

PROPOSAL TWO

ADVISORY RESOLUTION ON THE COMPANY’S EXECUTIVE COMPENSATION

In accordance with recently adopted Section 14A of the Exchange Act, which was added under the Dodd-Frank Act, we are asking stockholders to approve an advisory resolution on the Company’s executive compensation as reported in this Proxy Statement. Our executive compensation programs are designed to support the Company’s long-term success. The Board has structured our executive compensation program to achieve the following key objectives:

•	Provide a total rewards package to our executives that are competitive with similarly situated companies;

•	Attract and retain key talent; and

•	Link pay to performance by providing incentives that promote short and long-term financial growth and stability to continuously enhance stockholder value.

In fiscal year 2013, the Company achieved many of its goals, despite a challenging economic environment and downward pressure on state and local funding of educational spending. Our primary focus in 2013 was to:

•	Continue overall growth in our technology driven business;

•	Deliver stable revenues for the overall business;

•	Restructure long term incentive compensation to better align with stockholder interests;

•	Increase Earnings Before Interest, Taxes, Depreciation and Amortization (or “EBITDA”); and

•	Invest for growth.

We believe that our performance-based executive compensation programs provide incentives that are aligned with the best interests of our stockholders and have facilitated the Company’s performance.

We urge stockholders to read the Summary Compensation Table and related compensation tables and narrative below, which provide detailed information on the compensation of our Named Executive Officers. The Board believes that the policies and procedures of the Company are effective in achieving our goals and that the compensation of our Named Executive Officers reported in this Proxy Statement has supported and contributed to the Company’s success.

Accordingly, we are asking stockholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the stockholders of Cambium Learning Group, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers set forth in the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement relating to the Company’s 2014 Annual Meeting of Stockholders.

This advisory resolution, commonly referred to as a “Say-on-Pay” resolution, is non-binding on the Board. Although non-binding, the Board will carefully review and consider the voting results when evaluating our executive compensation program.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL TWO.

PROPOSAL THREE

ADVISORY VOTE ON THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION

We will provide an advisory vote on executive compensation at least once every three years. Pursuant to recently adopted Section 14A of the Exchange Act, in this Proposal Three, we are asking stockholders to vote on whether future advisory votes on executive compensation should occur every year, every two years or every three years.

After careful consideration, the Board recommends that future advisory votes on executive compensation occur every three years (triennially). We believe that this frequency is appropriate for a number of reasons, including:

•	Our compensation programs do not change significantly from year to year and we seek to be consistent;

•	Our compensation programs do not contain any significant risks that might be of concern to our stockholders;

•	A longer frequency is consistent with long-term compensation objectives; and

•	Our compensation programs are designed to reward and incentivize long-term performance and a triennial vote corresponds with the three year performance period under our long-term incentive awards.

For the foregoing reasons, we encourage our stockholders to evaluate our executive compensation programs over a multi-year horizon and to review our Named Executive Officers’ compensation over the past two fiscal years as reported in the Summary Compensation Table below. In addition, we believe that a triennial advisory vote on executive compensation reflects the appropriate time frame for our Board to evaluate the results of the most recent advisory vote on executive compensation, to discuss the implications of that vote with stockholders to the extent needed, to develop and implement any adjustments to our executive compensation programs that may be appropriate in light of a past advisory vote on executive compensation, and for stockholders to see and evaluate the Board’s actions in context. In this regard, because the advisory vote on executive compensation occurs after we have already implemented our executive compensation programs for the current year, and because the different elements of compensation are designed to operate in an integrated manner and to complement one another, we expect that in certain cases it may not be appropriate or feasible to fully address and respond to any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders.

We are aware that some stockholders may believe that annual advisory votes will enhance or reinforce accountability. However, we have in the past been, and will in the future continue to be, proactively engaged with our stockholders on a number of topics and in a number of forums. Thus, we view the advisory vote on executive compensation as an additional, but not exclusive, opportunity for our stockholders to communicate with us regarding their views on the Company’s executive compensation programs. In addition, because our executive compensation programs have typically not changed materially from year-to-year and are designed to operate over the long-term and to enhance long-term performance, we are concerned that an annual advisory vote on executive compensation could lead to a near-term perspective inappropriately bearing on our executive compensation programs. Finally, although we believe that holding an advisory vote on executive compensation every three years will reflect the right balance of considerations in the normal course, we will periodically reassess that view and can provide for an advisory vote on executive compensation on a more frequent basis if changes in our compensation programs or other circumstances suggest that such a vote would be appropriate.

Stockholders will be able to specify one of four choices for this proposal on the proxy card: three years, two years, one year or abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO CONDUCT FUTURE STOCKHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY THREE YEARS.

PROPOSAL FOUR

VOTE TO AMEND COMPANY’S CERTIFICATE OF INCORPORATION

EXPLANATORY NOTE

The Company was incorporated in Delaware in 2009 in connection with the transactions contemplated by that certain Agreement and Plan of Mergers, dated as of June 20, 2009 (the “Merger Agreement” ), by and among the Company, Voyager Learning Company, a Delaware corporation ( “Voyager” ), Vowel Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company ( “Vowel Merger Sub” ), VSS-Cambium Holdings II Corp., a Delaware corporation ( “Cambium Holdings” ), Consonant Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company ( “Consonant Merger Sub” ), and Vowel Representative, LLC, a Delaware limited liability company, as Stockholders’ Representative. On December 9, 2009, the transactions contemplated by the Merger Agreement were completed, pursuant to which Vowel Merger Sub was merged with and into Voyager, and Consonant Merger Sub was merged with and into Cambium Holdings, with each of Voyager and Cambium Holdings surviving their respective mergers and continuing as wholly owned subsidiaries of the Company (together, the “Mergers” ).

On March 5, 2014, the Board of Directors adopted a Third Amended and Restated Certificate of Incorporation, or the Amended and Restated Charter, which, among other things, would eliminate the classification of the Board and allow the Board to set the number of directors to be between one and eleven directors. The Board further directed that the proposed Amended and Restated Charter be submitted for consideration by our stockholders at the Annual Meeting. We are asking stockholders to approve the Amended and Restated Charter.

Our second amended and restated certificate of incorporation currently provides that the Company’s directors are divided into three classes, with the term of one class expiring each year and the directors in each class serving three-year terms. If the Amended and Restated Charter is approved and becomes effective, beginning with the 2015 Annual Meeting of Stockholders, the Board of Directors will be declassified and the entire Board will be elected on an annual basis. The Amended and Restated Charter would also provide that, upon the annual election of the entire Board at the 2015 Annual Meeting of Stockholders, a director appointed to a vacancy or new directorship would serve for a term expiring at the next Annual Meeting of Stockholders following his or her appointment.

The Amended and Restated Charter also provides that the number of directors shall be between one and eleven, as such number shall be determined by the Board from time to time, with the initial number of directors set at seven. The Amended and Restated Charter would not change the Board’s authority to fill any vacancies or newly created directorships. The full text of the Amended and Restated Charter is attached to this Proxy Statement as Appendix A.

If the Amended and Restated Charter is approved, the Board intends to cause the Amended and Restated Charter to be filed with the Secretary of State of the State of Delaware following the annual meeting. If the Amended and Restated Charter is not approved, our Board will remain classified and the number of directors shall continue to be fixed by the Board from time to time.

The affirmative vote of the holders of at least a majority of the outstanding common stock of the Company is required for approval of this proposal.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL FOUR.

PROPOSAL FIVE

RATIFICATION OF WHITLEY PENN LLP AS THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Whitley Penn LLP as the independent registered public accounting firm to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2014. Whitley Penn LLP audited the Company’s consolidated financial statements for each of the last three fiscal years.

The Board is asking the stockholders to ratify the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. Although not required by law, by NASDAQ rules or by the Company’s bylaws, the Board is submitting the appointment of Whitley Penn LLP to the stockholders for ratification as a matter of good corporate practice. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of Whitley Penn LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from the Company’s stockholders.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF WHITLEY PENN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

Audit and Non-Audit Services and Fees of Independent Registered Public Accounting Firm

	2013	2012
Audit fees(1)	$328,000	$414,404
Audit-related fees(2)	1,500	4,400

Total fees	$329,500	$418,804

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and our controls over financial reporting and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)	Audit-related fees consisted of accounting consultations and attest services related to debt issuance, registration of securities, and tender offers.

The Audit Committee is directly responsible for the appointment, compensation, and oversight of the Company’s independent registered public accounting firm.

The Audit Committee understands the need for Whitley Penn LLP, the Company’s independent registered public accounting firm, to maintain objectivity and independence in its audits of the Company’s financial statements. To help ensure the independence of the independent registered public accounting firm, the Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services to be performed for the Company by its independent registered public accounting firm. Pursuant to this policy, all audit and non-audit services to be performed by the independent registered public accounting firm must be approved in advance by the Audit Committee. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented to the full Audit Committee at its next regularly scheduled meeting.

EXECUTIVE COMPENSATION

The following provides compensation information pursuant to the scaled disclosure rules applicable to “smaller reporting companies” under SEC rules.

Summary Compensation Table

The following table sets forth summary compensation information for the year ended December 31, 2013 for all persons serving as the Company’s (i) Chief Executive Officer during 2013 and (ii) each of the Company’s two most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers of the Company as of December 31, 2013. These persons are sometimes referred to elsewhere in this Proxy Statement as our “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Ronald Klausner(3)	2013	132,883	—	—	—	—	51,916	184,799
Chief Executive Officer	2012	557,925	—	—	—	—	11,392	569,317

John Campbell(4)	2013	338,462	—	—	206,082	255,000	9,927	809,471
President and Chief Executive Officer	2012	300,000	—	—	—	32,000	9,992	341,992

Todd W. Buchardt	2013	320,850	—	—	50,887	153,000	9,655	534,392
Senior Vice President, Human Resources, Operations and General Counsel	2012	320,850	—	—	—	—	9,505	330,355

George Logue	2013	250,000	—	—	128,802	123,250	11,469	513,521
President, Voyager Sopris Learning

(1)	The amounts reported in this column for each Named Executive Officer reflect aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 for awards granted in fiscal year 2013. These are not amounts paid to or realized by the individuals, and no such amounts were paid to the individuals in 2013. These values were calculated using Black-Scholes option-pricing model with the following assumptions: expected stock volatility of 63.1% - 63.9%; risk free rate(s) of 1.01% - 1.88%; expected years until exercise using the simplified method of 4.20 - 6.25 years; and a dividend yield of 0%. However, pursuant to SEC rules, the amounts above do not reflect any assumption that a portion of the awards will be forfeited. Additional information regarding outstanding stock options held by the Named Executive Officers is set forth in the Outstanding Equity Awards at Fiscal Year-End table.

(2)	See the All Other Compensation Table (and footnotes thereto) for details.

(3)	Mr. Klausner resigned effective March 19, 2013.

(4)	Mr. Campbell was appointed President and Chief Executive Officer of the Company effective March 19, 2013.

The following table sets forth additional detail regarding the amounts reported under the “All Other Compensation” column of the Summary Compensation Table, above.

ALL OTHER COMPENSATION TABLE

Name	Year	Life Insurance Premiums ($)	Company Contributions to 401(k)($)	Other Perq and Personal Benefits ($)		Total
Ronald Klausner	2013	5,521	5,082	41,313	(1)	51,916
	2012	6,155	5,237	—		11,392

John Campbell	2013	2,277	7,650	—		9,927
	2012	2,492	7,500	—		9,992

Todd Buchardt	2013	2,005	7,650	—		9,655
	2012	2,005	7,500	—		9,505

George Logue	2013	3,969	7,500	—		11,469

(1)	This amount represents earned but unused vacation pay as of Mr. Klausner’s date of termination.

Equity Incentive Awards Outstanding at Fiscal Year End

The following table lists the outstanding stock option awards held by our Named Executive Officers as of December 31, 2013. No awards of restricted stock have been granted to any of our Named Executive Officers as of December  31, 2013.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Ronald Klausner	—	—	—	—	—

John Campbell	100,000	300,000	—	1.30	12/8/2019

Todd W. Buchardt	25,000	75,000	—	1.30	1/27/2020

George Logue	62,500	187,500	—	1.30	12/8/2019

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides certain information with respect to the Company’s equity compensation plans in effect as of December 31, 2013:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)
Equity compensation plans approved by security holders	2,366,700	1.43	2,530,021
Equity compensation plans not approved by security holders	—	—	—

Total	2,366,700	1.43	2,530,021

(1)	Excludes securities reflected in the first column, “Number of Securities to be Issued Upon Exercise of Outstanding Options,” and outstanding shares of restricted stock.

Employment Arrangements

The Company or its subsidiaries are parties to certain employment agreements or arrangements with the Named Executive Officers listed in the Summary Compensation Table. The following is a summary of the key terms of these employment arrangements with the Named Executive Officers.

John Campbell

In connection with his appointment as Chief Executive Officer, the Company entered into an offer letter agreement (the “Campbell Agreement”) with Mr. Campbell confirming the terms of his at-will employment with the Company. Pursuant to the Campbell Agreement, the Company agreed to provide Mr. Campbell with an initial annual base salary of $350,000. The Campbell Agreement also provides for an annual bonus opportunity with a target payment of $250,000 (approximately 70% of base salary), subject to the attainment of annually established performance goals to be set each year by the compensation committee of the Board. Effective April 1, 2014 Mr. Campbell’s annual base salary was increased to $375,000 and his annual bonus opportunity remained at 70% of his revised base salary. In the event Mr. Campbell’s employment is terminated by the Company without cause, he is entitled to certain severance benefits. These benefits are: (x) salary continuation payments for a period of twelve months; and (y) continuation of health benefits at active employee rates for twelve months. As a precondition to his receipt of such benefits, Mr. Campbell is required to deliver a general release of claims to the Company. The foregoing description of the Campbell Agreement does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Campbell Agreement which was filed with our periodic report on Form 10-Q for the three months ended March 31, 2013.

Mr. Campbell also agreed to enter into the Company’s standard confidentiality and non-disclosure agreement, which contains provisions customary for agreements of this type. These include confidentiality, non-disparagement, non-competition, and non-solicitation provisions.

Todd Buchardt

Employment Terms.    Mr. Buchardt is party to an employment terms letter with Voyager, dated July 13, 2006 which agreement was amended on May 8, 2009, to, among other things, provide for conditions regarding Mr. Buchardt’s continued employment with Voyager and the compensation relating thereto. We refer to this employment letter as the “Buchardt Agreement.”

Transition Period.    Pursuant to the terms of the Buchardt Agreement, Mr. Buchardt agrees to remain employed by Voyager from the date of the Buchardt Agreement until the earlier of: (i) the date of Mr. Buchardt’s resignation or (ii) the date that in which Voyager terminates Mr. Buchardt’s employment.

Severance Benefits.    In the event Mr. Buchardt’s employment is terminated by the Company without cause, or if he resigns for any reason, he is entitled to receive the following severance benefits: (i) a lump sum severance payment in an amount equal to 100% of his then current base salary; (ii) continuation in the Company’s medical, dental and vision plans for a period of 18 months; and (iii) a “gross-up” payment to cover any taxes imposed on the continuation of benefits, if any, including the tax reimbursement itself.

280G Payment.    If any “golden parachute” excise taxes are triggered by payments made by the Company to Mr. Buchardt, a “gross-up” payment will be paid to Mr. Buchardt to make him whole for any federal excise tax imposed on any change in control or severance payments or benefits received by Mr. Buchardt.

George Logue

In connection with his appointment as President of the Voyager Sopris Learning business unit, the Company entered into an offer letter agreement (the “Logue Agreement”) with Mr. Logue confirming the terms of his at-will employment with the Company. Pursuant to the Logue Agreement, the Company agreed to provide Mr. Logue with an initial annual base salary of $250,000. The Logue Agreement also provides for an annual bonus opportunity with a target payment of $125,000 (approximately 50% of base salary), subject to the attainment of annually established performance goals to be set each year by the compensation committee of the Board. In the event Mr. Logue’s employment is terminated by the Company without cause, he is entitled to certain severance benefits. These benefits are: (x) salary continuation payments for a period of twelve months; and (y) continuation of health benefits at active employee rates for twelve months. As a precondition to his receipt of such benefits, Mr. Logue is required to deliver a general release of claims to the Company.

Mr. Logue also agreed to enter into the Company’s standard confidentiality and non-disclosure agreement, which contains provisions customary for agreements of this type. These include confidentiality, non-disparagement, non-competition, and non-solicitation provisions.

ANNUAL REPORT

We will provide, without charge, a copy of our 2013 Annual Report on Form 10-K, including the financial statements contained therein, as filed with the SEC, upon written request from any person or entity that was a holder of record, or who represents in good faith that such person or entity was a beneficial owner, of our common stock as of March 24, 2014. We will also furnish a requesting stockholder with any exhibit not contained in our 2013 Annual Report on Form 10-K upon specific request. Any such requests should be addressed to our Secretary at Cambium Learning Group, Inc., 17855 N. Dallas Parkway, Suite 400, Dallas, Texas 75287.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single notice or set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

Some banks, brokers and other nominees may be participating in the practice of householding, and will therefore send a single Notice or set of proxy materials to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other nominee that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive separate proxy solicitation materials, or if you are receiving multiple copies of the proxy solicitation materials and wish to receive only one, please notify your broker if your shares are held in a brokerage account or notify us if you are the record owner of your shares. You can notify us by sending a written request to the attention of our Secretary at Cambium Learning Group, Inc., 17855 N. Dallas Parkway, Suite 400, Dallas, Texas 75287, or call us at (214) 932-9500. In addition, if you are a stockholder as of the Record Date, we will deliver a separate copy of the Notice or proxy materials to you if you contact us at the above address or telephone number.

OTHER MATTERS

We are not aware of any other business to be presented at the Annual Meeting. As of the date of this Proxy Statement, no stockholder had advised us of the intent to present any business at the Annual Meeting. Accordingly, the only business that our Board intends to present at the meeting is as set forth in this Proxy Statement.

If any other matter or matters are properly brought before the Annual Meeting, the proxies will use their discretion to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Todd W. Buchardt

Todd W. Buchardt

Secretary and General Counsel

Dallas, Texas

            , 2014

Appendix A

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF CAMBIUM LEARNING GROUP, INC.

Cambium Learning Group, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

FIRST: The name of the corporation is Cambium Learning Group, Inc. The Certificate of Incorporation of the corporation was originally filed with the Secretary of State of the State of Delaware on June 19, 2009. The name under which the corporation was incorporated was Cambium Holdings, Inc. The original certificate of incorporation of the corporation was amended on June 22, 2009. The certificate of incorporation, as amended, was amended and restated on August 4, 2009 and October 29, 2009.

SECOND: This Third Amended and Restated Certificate of Incorporation of the corporation has been duly adopted in accordance with the provisions of Section 242 and 245 of the DGCL. The approval of the stockholders of the corporation was obtained in accordance with Section 211 of the DGCL.

THIRD: The Certificate of Incorporation, as amended, of the corporation is hereby amended and restated to read in its entirety as follows:

ARTICLE I

NAME

The name of the Corporation (which is hereinafter referred to as the “Corporation”) is Cambium Learning Group, Inc.

ARTICLE II

ADDRESS

The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center 1209 Orange Street in the City of Wilmington, County of New Castle 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

CAPITALIZATION

A. The total number of shares of stock which the Corporation shall have authority to issue is One Hundred Sixty-Five Million (165,000,000) consisting of Fifteen Million (15,000,000) shares of Preferred Stock, $.001 par value per share (hereinafter referred to as “Preferred Stock”), and One Hundred Fifty Million (150,000,000) shares of Common Stock, $.001 par value per share (hereinafter referred to as “Common Stock”).

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of this Corporation (the “Board of Directors”) is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the DGCL (hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(1)	The designation of the series, which may be by distinguishing number, letter or title.

(2)	The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

(3)	The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative.

(4)	Dates at which dividends, if any, shall be payable.

(5)	The redemption rights and price or prices, if any, for shares of the series.

(6)	The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

(7)	The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(8)	Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made.

(9)	Restrictions on the issuance of shares of the same series or of any other class or series.

(10)	The voting rights, if any, of the holders of shares of the series.

(11)	Any other preferences, qualifications, privileges, options and other relative or special rights and limitations of that series.

C. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Except as may be provided in this Third Amended and Restated Certificate of Incorporation or in a Preferred Stock Designation or by applicable law, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders. The holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. The holders of the shares of Common Stock shall at all times, except as otherwise provided in this Third Amended and Restated Certificate of Incorporation or as required by law, vote as one class, together with the holders of any other class or series of stock of the Corporation accorded such general voting rights.

D. The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

ARTICLE V

BY-LAWS

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized and empowered:

(1)	to make, alter, amend or repeal the Bylaws of the Corporation or any amendment thereof without the assent or vote of the stockholders of the Corporation; and

(2)	from time to time to determine whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation, or any of them, shall be open to inspection of stockholders; and, except as so determined or as expressly provided in this Third Amended and Restated Certificate of Incorporation or in any Preferred Stock Designation, no stockholder shall have any right to inspect any account, book or document of the Corporation other than such rights as may be conferred by applicable law.

Notwithstanding any other provisions of this Third Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation and in addition to any other vote required by law, no provision of the Bylaws may be altered, amended or repealed in any respect by the stockholders, nor may any provision inconsistent therewith be adopted, in any respect by the stockholders, unless such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least a majority of the capital stock of the Corporation entitled to vote generally in an election of directors, voting together as a single class, at any annual or special meeting of the stockholders of the Corporation, duly called and upon proper notice thereof.

The Corporation may in its Bylaws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law; provided that such powers are approved by the affirmative vote of the holders of at least a majority of the capital stock of the Corporation entitled to vote generally in an election of directors.

ARTICLE VI

STOCKHOLDER ACTIONS

A.	CALLING A MEETING

Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Chairperson of the Board of Directors or the Chief Executive Officer or at the written request of a majority of the members of the Board of Directors or, for so long as VSS-Cambium Holdings III, LLC, a Delaware limited liability company or one or more funds or entities, owned, controlled or managed by VSS Fund Management LLC (each a “VSS Fund” and collectively, the “VSS Funds”) have beneficial ownership (as determined in accordance with Rule 13d-3 of the Securities Exchange Act 1934, as amended (the “Exchange Act”)) of at least twenty-five (25%) of the outstanding shares of capital stock of the Corporation, by a VSS Fund, and may not be called by any other person. Except as set forth in the preceding sentence with respect to the VSS Funds, any power of stockholders to call a special meeting is specifically denied; provided, however, that if and to the extent that any special meeting of stockholders may be called by any other person or persons specified in any provisions of this Third Amended and Restated Certificate of Incorporation or any amendment hereto or any certificate filed under Section 151(g) of the DGCL, then such special meeting may also be called by the person or person, in the manner, at times and for the purposes so specified.

B.	ACTIONS BY STOCKHOLDERS

So long as the VSS Funds beneficially own (as determined in accordance with Rule 13d-3 of the Exchange Act) at least twenty-five (25%) of the outstanding shares of Common Stock, and subject to the terms of any series of

Preferred Stock, any action required or permitted to be taken by the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be taken, are signed by the holders of shares of outstanding capital stock having not less than the minimum number of votes necessary to authorize such action, subject to applicable law. Once the VSS Funds cease to beneficially own (as determined in accordance with Rule 13d-3 of the Exchange Act) at least twenty-five percent (25%) of the outstanding shares of Common Stock, and subject to the terms of any series of Preferred Stock, any action required or permitted to be taken by the stockholders must be effected at an annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting.

C.	ADVANCE NOTICE

Advance notice of new business at a meeting of the stockholders and stockholder proposals and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

ARTICLE VII

BOARD OF DIRECTORS

The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors.

A.	NUMBER

Subject to the right of the holders of any series of Preferred Stock, or any other series or class of stock as set forth in this Third Amended and Restated Certificate of Incorporation, to elect additional directors under specified circumstances, the number of directors of the Corporation shall be between one and 11, as such number shall be determined by the Board of Directors from time to time and, on the date hereof, the initial number of directors shall be seven. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

For so long as the VSS Funds or any affiliate thereof beneficially owns (as determined in accordance with Rule 13d-3 of the Exchange Act) at least a majority of the outstanding shares of Common Stock, a majority of the directors shall be nominated by the VSS Funds or an affiliate thereof (each a “VSS Nominee” and collectively, the “VSS Nominees”).

Whenever the holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, the nomination, election, term of office, filling of vacancies, removal and other features of such directorships shall not be governed by this Article VII unless otherwise provided for in the applicable Preferred Stock Designation; and shall instead be governed by the Preferred Stock Designation.

B.	REMOVAL

Subject to the rights of holders of any class or series of Preferred Stock, if any, to elect directors under specified circumstances, a director may be removed from office only (i) for cause and only by the affirmative vote of not less than a majority of the total voting power of all outstanding securities of the Corporation then entitled to vote generally in the election of directors, voting together as a single class or (ii) for so long as the VSS Funds continue to beneficially own (as determined in accordance with Rule 13d-3 of the Exchange Act) at least twenty-five percent (25%) of the outstanding shares of capital stock of the Corporation, without cause and only by the affirmative vote of not less than a majority of the total voting power of all outstanding securities of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

C.	VACANCIES

Subject to the rights of the holders of any class or series of Preferred Stock then outstanding, newly-created directorships resulting from any increase in the authorized number of directors, or any vacancies in the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected by the Board of Directors to fill any vacancy shall hold office for a term that shall coincide with the remaining term of the director to which such person has been elected.

D.	ELECTION

Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

E.	VOTING

Unless otherwise set forth herein, a majority in voting power of directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. Each director shall have one (1) vote on all matters to be voted on by the Board of Directors or any committee thereof; provided, however, at any time that the right of any of the VSS Funds or an affiliate thereof to nominate a majority of the Board of Directors is in effect, if at any time there are less than a majority of directors who are VSS Nominees, then for so long as Jeffrey T. Stevenson shall be serving on the Board of Directors as a VSS Nominee, Jeffrey T. Stevenson shall have such number of votes as is equal to the majority of the number of director positions minus the number of VSS Nominees then serving on the Board of Directors, provided, that, in the event Jeffrey T. Stevenson shall not then be serving on the Board of Directors as a VSS Nominee then, for so long as David Bainbridge shall be serving on the Board of Directors as a VSS Nominee, David Bainbridge shall have such number of votes as is equal to the majority of the number of director positions minus the number of VSS Nominees then serving on the Board of Directors, provided, further, that in the event neither Jeffrey T. Stevenson nor David Bainbridge shall be then serving on the Board of Directors as a VSS Nominee, then the most senior employee of the VSS Funds then serving on the Board of Directors as a VSS Nominee shall have such number of votes as is equal to the majority of the number of director positions minus the number of VSS Nominees then serving on the Board of Directors, provided, further, that in the event no employee of any VSS Fund shall then be serving on the Board of Directors as a VSS Nominee, then the Chairman of the Board of Directors shall have such number of votes as is equal to the majority of the number of director positions, in each case, so that all of the VSS Nominees then serving on the Board of Directors collectively have a majority of the votes. At any time that the right of any of the VSS Funds or an affiliate thereof to nominate a majority of the Board of Directors is in effect, all references in this Third Amended and Restated Certificate of Incorporation, the Bylaws of the Corporation, and any other charter document of the Corporation, each as may be amended from time to time, to (i) “a majority of the members of the Board of Directors”, “a majority of the total number of directors then in office”, “majority of the members of the Board”, “a majority of the Board”, “a majority of the remaining directors”, “a majority of the authorized number of directors”, “majority of the directors present” and similar phrases and (ii) “unanimous vote of the Board” or “all members of the Board” and similar phrases, in each case, shall give effect to the voting provisions of this Article VII such that references to “majority” shall mean a “majority” of the votes of the directors and references to “unanimous vote of the Board” or “all members of the Board” and similar phrases mean all votes entitled to be cast by the directors.

ARTICLE VIII

LIABILITY AND INDEMNIFICATION

A.	LIABIILTY

A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

B.	INDEMNIFICATION

(1)	The Corporation shall indemnify each of the Corporation’s directors and officers in each and every situation where, under Section 145 of the DGCL, as amended from time to time (“Section 145”), the Corporation is permitted or empowered to make such indemnification. The Corporation may, in the sole discretion of the Board of Directors of the Corporation, indemnify any other person who may be indemnified pursuant to Section 145 to the extent the Board of Directors deems advisable, as permitted by Section 145. The Corporation shall promptly make or cause to be made any determination required to be made pursuant to Section 145.

(2)	The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or other entity against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person under the DGCL.

(3)	The Corporation shall, to the fullest extent permitted by the DGCL, advance all costs and expenses (including, without limitation, attorneys’ fees and expenses) incurred by any director or officer within fifteen (15) days of presentation of such costs and expenses to the Corporation, with respect to any one or more actions, suits or proceedings, whether civil or criminal, administrative or investigative, so long as the Corporation receives from such director or officer an unsecured undertaking to repay such expenses if it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation under the DGCL. Such obligation to advance costs and expenses shall include, without limitation, costs and expenses incurred in asserting affirmative defenses, counterclaims and cross-claims to the fullest extent permitted by the DGCL. Such undertaking to repay may, if first requested in writing by the applicable director or officer, be on behalf of (rather than by) such director or officer, provided that in such case the Corporation shall have the right to approve the party making such undertaking.

(4)	No amendment to or repeal of the provisions of this Article VIII shall deprive a director or officer of the benefit hereof with respect to any act or omission occurring prior to such amendment or repeal.

ARTICLE IX

CORPORATE OPPORTUNITIES

(1) In recognition of the fact that the Corporation, the VSS Funds, and directors, officers and employees of the VSS Funds, acting in their capacities as such, currently engage in, and may in the future engage in, the same or similar activities or lines of business and have an interest in the same areas and types of corporate opportunities, and in recognition of the benefits to be derived by the Corporation through its continued contractual, corporate and business relations with the VSS Funds

(including possible service of directors, officers and employees of the VSS Funds as directors, officers and employees of the Corporation), the provisions of this Article IX are set forth to regulate and define the conduct of certain affairs of the Corporation as they may involve Authorized Persons and their directors, officers and employees, acting in their capacities as such, and the powers, rights, duties and liabilities of the Corporation and its directors, officers, employees and stockholders in connection therewith. In furtherance of the foregoing, the Corporation renounces any interest or expectancy in, or in being offered the opportunity to participate in, any corporate opportunity not allocated to it pursuant to this Article IX to the fullest extent permitted by Section 122(17) of the DGCL (or any successor provision).

(2) To the fullest extent permitted by applicable law, no director, officer, employee, or stockholder of the Corporation, in such capacity, that is an Authorized Person or a director, officer, or employee of an Authorized Person, acting in his or her capacity as such, shall have any obligation to the Corporation to refrain from competing with the Corporation, making investments in competing businesses or otherwise engaging in any commercial activity that competes with the Corporation, which in each case is not a Restricted Opportunity. To the fullest extent permitted by applicable law, the Corporation shall not have any right, interest or expectancy with respect to any such particular investments or activities, which in each case is not a Restricted Opportunity, undertaken by any Authorized Person or any director, officer or employee of an Authorized Person, acting in his or her capacity as such, such investments or activities, which in each case is not a Restricted Opportunity, shall not be deemed wrongful or improper, and no such person shall be obligated to communicate, offer or present any potential transaction, matter or opportunity to the Corporation, which in each case is not a Restricted Opportunity, even if such potential transaction, matter or opportunity is of a character that, if presented to the Corporation, could be taken by the Corporation.

(3) Nothing in this Article IX shall limit or otherwise prejudice any contractual rights the Corporation may have or obtain against any Authorized Person or any director, officer, or employee of any Authorized Person.

(4) For purposes of this Article IX:

“Authorized Person” shall mean the VSS Funds, any subsidiary of an Authorized Person, any successor by operation of law (including merger) of an Authorized Person, and any person or entity which acquires all or substantially all of the assets of an Authorized Person in a single transaction or series of related transactions; and “Restricted Opportunity” shall mean a transaction, matter or opportunity offered to a person in writing solely and expressly by virtue of such Authorized Person or a director, officer, or employee of an Authorized Person being a member of the Board of Directors or an officer or an employee of the Corporation. In the event that an Authorized Person or any director, officer or employee of an Authorized Person, acting in his or her capacity as such, acquires knowledge of a potential transaction or matter which may be a corporate opportunity for both the Authorized Person and the Corporation, but is not a Restricted Opportunity, the Authorized Person and the directors, officers and employees of the Authorized Person, acting in their capacities as such, shall have no duty to communicate or offer such corporate opportunity to the Corporation and shall not be liable to the Corporation or its stockholders for breach of any fiduciary duty by reason of the fact that an Authorized Person or any director, officer, or employee of an Authorized Person, acting in his or her capacity as such, pursues or acquires such corporate opportunity for itself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Corporation, and the Corporation hereby renounces any interest or expectancy in such corporate opportunity.

(1) Neither the alteration, amendment or repeal of this Article IX nor the adoption of any provision of this certificate of incorporation inconsistent with this Article IX shall eliminate or reduce the effect of this Article IX in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article IX, would accrue or arise, prior to such alteration, amendment, repeal or adoption.

ARTICLE X

AMENDMENTS

Except as may be expressly provided in this Third Amended and Restated Certificate of Incorporation, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Third Amended and Restated Certificate of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Third Amended and Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article X; provided, however, that any amendment or repeal of Article X of this Third Amended and Restated Certificate of Incorporation shall not adversely affect any right or protection existing thereunder in respect of any act or omission occurring prior to such amendment or repeal, and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

IN WITNESS WHEREOF, the Corporation has caused this Third Amended and Restated Certificate of Incorporation to be signed by its President on             , 2014

CAMBIUM LEARNING GROUP, INC.

By:
Name:	John Campbell
Title:	President and Chief Executive Officer

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945
COMPANY #

Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to

vote your shares in the same manner as if you marked,

signed and returned your proxy card.

INTERNET – www.eproxy.com/abcd Use the Internet to vote your proxy until 12:00 p.m. (CT) on May 20, 2014.
PHONE – 1-800-560-1965 Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on May 20, 2014.
MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,

SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

ò  Please detach here  ò

The Board of Directors Recommends a Vote FOR Proposals 1 and 2.
1. Election of directors to serve for a three-year term expiring at the 2015 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified:	☐ Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees
01 David Bainbridge 01 Walter Bumphus

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
2. Advisory vote on executive compensation:	☐ For ☐ Against ☐ Abstain
3. Advisory vote on the frequency of advisory votes on executive compensation:	☐ One Year ☐ Two Years ☐ Three Years ☐ Abstain
4. Ratification of the Third Amended and Restated Certificate of Incorporation of the Company:	☐ For ☐ Against ☐ Abstain
5. Ratification of the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014:	☐ For ☐ Against ☐ Abstain
Address Change? Mark box, sign, and indicate changes below: ☐	Date

Please keep signature(s) in the box.

Please sign exactly as your name(s) appears on this proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Entities should provide full entity name and title of authorized representative signing this proxy.

CAMBIUM LEARNING GROUP, INC.

2014 ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 21, 2014

8:30 a.m. (Central Time)

Offices of Cambium Learning Group, Inc.

17855 N. Dallas Parkway, Suite 400

Dallas, Texas 75287

Cambium Learning Group, Inc. 17855 N. Dallas Parkway, Suite 400 Dallas, Texas 75287	proxy

This proxy is solicited by the Board of Directors of Cambium Learning Group, Inc. for use at the 2014 Annual Meeting of Stockholders on May 21, 2014.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Proposals 1, 2, 3, 4, and 5 described on the reverse side.

By signing the proxy, you revoke all prior proxies and appoint Barbara Benson and Todd W. Buchardt, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting, including any motion to adjourn the meeting, and any adjournments or postponements of the meeting.

See reverse for voting instructions.